UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

ONTO INNOVATION INC.
(Exact name of registrant as specified in its charter)
Delaware	001-39110	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Jonspin Road, Wilmington, Massachusetts 01887
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 253-6200

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Jeffrey A. Aukerman and Vita A. Cassese did not stand for re-election to the Onto Innovation Inc. (the “Company”) Board of Directors at the Company’s Annual Meeting of Stockholders on May 11, 2021 (the “2021 Annual Meeting”) as a result of the Board’s determination to reduce the number of members of the Board from 9 directors to 7 directors.   At the time of their departure, Mr. Aukerman and Ms. Cassese did not have any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.  The Company thanks Mr. Aukerman and Ms. Cassese for their years of outstanding and dedicated service as directors.

Item 5.07. Submission of Maters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting on May 11, 2021 at its principal executive offices located in Wilmington, Massachusetts.  At the 2021 Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as follows:

 Proposal 1:  The stockholders elected Leo Berlinghieri, Edward J. Brown Jr., David B. Miller, Michael P. Plisinski, Bruce C. Rhine, Christopher A. Seams, and Christine A. Tsingos as directors of Onto Innovation Inc., each to serve until the next annual meeting and until his or her respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Leo Berlinghieri	37,062,161	4,791,187	31,719	2,737,508
Edward J. Brown Jr.	41,363,872	489,870	31,325	2,737,508
David B. Miller	38,793,347	3,060,695	31,025	2,737,508
Michael P. Plisinski	40,978,717	885,246	21,104	2,737,508
Bruce C. Rhine	38,441,987	3,421,975	21,105	2,737,508
Christopher A. Seams	38,877,503	2,982,813	24,751	2,737,508
Christine A. Tsingos	41,497,139	368,353	19,575	2,737,508

Proposal 2:  The stockholders approved, on an advisory (non-binding) basis, the compensation paid to Onto Innovation Inc.’s, executive officers in 2020, as disclosed in Onto Innovation Inc’s proxy statement for the 2021 Annual Meeting, by the following vote:

For	Against	Abstain	Broker Non-Votes
41,197,035	601,997	86,035	2,737,508

Proposal 3: The stockholders ratified Ernst & Young LLP as Onto Innovation Inc.’s independent registered public accounting firm for the fiscal year ending January 1, 2022, by the following vote:

For	Against	Abstain	Broker Non-Votes
44,264,276	352,996	5,303	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Onto Innovation Inc.

Date: May 11, 2021	By: /s/ Robert A. Koch
Robert A. Koch VP, General Counsel & Secretary